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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated February 19, 1999 on the financial statements of Callon Petroleum Company (and to all references to our Firm) included in or made a part of this Amendment No. 1 to Form S-2 of Callon Petroleum Company.


                                                         /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana

June 25, 1999